SUPPLEMENT TO PROSPECTUS
                                       FOR
                           THE HIRTLE CALLAGHAN TRUST
                               SEPTEMBER 18, 2001

THE FOLLOWING SUPPLEMENTS INFORMATION INCLUDED IN THE PROSPECTUS DATED SEPTEMBER 25, 2000 FOR THE HIRTLE CALLAGHAN TRUST. THE DATE OF THIS SUPPLEMENT IS SEPTEMBER 18, 2001.

THE VALUE EQUITY PORTFOLIO. Institutional Capital Corporation ("ICAP") and SSgA Funds Management, Inc. ("SSgA") currently provide portfolio management services to this Portfolio. ICAP adheres to a value-oriented, fundamental investment style. Its investment process involves three key components: valuation, identification of a "catalyst" and research. First, ICAP uses its proprietary valuation models to identify, from a universe of approximately 450 well established large- and mid-capitalization companies, those companies that ICAP believes offer the best values relative to this universe. From these undervalued companies, stocks that exhibit deteriorating earnings trends are eliminated. Next, ICAP looks beyond traditional measures of value to find companies where ICAP believes there exists a catalyst for positive change. The catalyst can be thematic (e.g., consolidation of the banking industry), something that would benefit a number of companies (e.g. new technologies or product markets), or an event that is company specific (e.g., a corporate restructuring or the introduction of a new product). An integral part of ICAP's disciplined process is communication with the top management at each of these companies, and often the customers, competitors and suppliers of these companies. ICAP continuously monitors each security and, generally, will consider selling a security if ICAP believes that the price target established by ICAP for the security involved has been achieved, the catalyst is no longer a factor for positive change or another stock offers greater opportunity for appreciation. SSgA adheres to a strict "passive" or "indexing" investment approach in selecting investments for that portion of the Portfolio allocated to it. This approach is designed to replicate the Russell 1000 Value Index(R), both in terms of the companies represented in the Russell 1000 Value Index(R) and the weighting of each such company in that index. This investment approach is designed to track the performance (before expenses) of the Russell 1000 Value Index(R). The Russell 1000 Value Index(R) is an unmanaged, market cap-weighted index, which is reviewed and reconstituted each year.

THE GROWTH EQUITY PORTFOLIO. Jennison Associates LLC ("Jennison") and SSgA currently provide portfolio management services to this Portfolio. Jennison selects stocks on a company-by-company basis using fundamental analysis. This bottom-up approach emphasizes companies that are experiencing some or all of the following: above-average revenues and earnings per share, growth, improving profitability and/or strong market position. Often, companies selected for investment are believed by Jennison to have superior management, unique marketing competence, strong research and development and financial discipline. Generally, Jennison will consider selling a security if Jennison believes the earnings or growth potential initially identified by Jennison has been realized; the factors that underlie the original investment decision are no longer valid; or a more attractive situation is identified. SSgA adheres to a strict "passive" or "indexing" investment approach in selecting investments for that portion of the Portfolio allocated to it. This approach is designed to replicate the Russell 1000 Growth Index(R), both in terms of the companies represented in the Russell 1000 Growth Index(R) and the weighting of each such company in that index. This investment approach is designed to track the performance (before expenses) of the Russell 1000 Growth Index(R). The Russell 1000 Growth Index(R) is an unmanaged, market cap-weighted index, which is reviewed and reconstituted each year.

ABOUT SSgA. SSgA is a registered investment advisor, a wholly-owned subsidiary of State Street Corporation, and an affiliate of State Street Global Advisors, the investment advisory arm of State Street Corporation. Its principal offices are located at Two International Place, Boston, Massachusetts 02110. Incorporated in 2001, SSgA, together with its affiliated companies, manages over $750 billion for clients around the world. As of June 30, 2001, SSgA had approximately $50 billion under management, representing assets of 25 mutual fund companies. For its services to the Value Equity and Growth Equity Portfolios, SSgA receives a fee of .04% of that portion of each Portfolio's assets allocated to it. As noted earlier in this Prospectus, SSgA manages the assets allocated to it in accordance with an index approach and uses a team approach in implementing this program. Michael Feehily and Alex Ryer manage that portion of the Value Equity and Growth Equity Portfolios allocated to SSgA. Mr. Feehily is an SSgA Principal

                                                Supplement to 9/25/00 Prospectus
                                             Supplement date: September 18, 2001
                                                                     Page 1 of 3
and team leader of the U.S. Structured Products Group and has been with SSgA or its affiliated companies for more than the last five years. Mr. Ryer is Portfolio Manager and, prior to joining State Street Global Advisors in 2000, was with Katahdin Investment Partnership, a venture capital firm.

THE INTERMEDIATE TERM MUNICIPAL BOND PORTFOLIO AND THE FIXED INCOME PORTFOLIO. The Portfolio Management Agreements relating to The Intermediate Term Municipal Bond Portfolio and The Fixed Income Portfolio have been amended to reduce the fee payable to Deutsche Asset Management, Inc. ("DeAM") from 0.275% of each Portfolio's average daily net assets to .255% of such assets.

THE HIGH YIELD BOND PORTFOLIO. For periods after March 31, 2001, the High Yield Bond Portfolio will pay dividends, if any, quarterly, rather than monthly. The investment objective of The High Yield Bond Portfolio is to achieve above-average return over a market cycle of three to five years. The performance benchmark for this Portfolio is the Credit Swiss/First Boston High Yield Index. Although there is no minimum or maximum maturity for any individual security, the Specialist Manager actively manages the interest rate risk of the Portfolio within a range relative to this benchmark and the effective dollar weighted average portfolio maturity of the Portfolio will generally be over 5 years.

FIXED INCOME II PORTFOLIO. Morgan Stanley Investments (formerly Miller Anderson & Sherred) ("MSI") and BlackRock Advisors, Inc. ("BlackRock") currently provide portfolio management services to this Portfolio. MSI employs a value approach toward fixed income investing. "Value investing" in this context means that the Specialist Manager relies upon value measures to guide its investment decisions, such as the attractiveness of the extra yield offered by fixed income securities relative to the yield offered by U.S. Treasury issues. MSI seeks to identify relative attractiveness among corporate, mortgage and U.S. Government securities, and also may consider the attractiveness of non-U.S. dollar denominated issues relative to U.S. dollar denominated securities. MSI also measures various types of risk, focusing on the level of real interest rates, the shape of the yield curve, credit risk, prepayment risk, country risk and currency valuations. As indicated above, the MSI portfolio management team selects individual securities based on their relative values, but may sell securities when it believes that expected risk-adjusted return is low compared to other investment opportunities and/or to realize capital gains.

BlackRock follows a value approach to fixed-income investing, evaluating the attractiveness of the extra yield offered by fixed income securities relative to the yield offered by U.S. Treasury issues. BlackRock selects from among corporate, mortgage and U.S. Government securities, and also may consider the attractiveness of non-U.S. dollar denominated issues relative to U.S. dollar denominated securities. BlackRock also measures various types of risk, focusing on the level of real interest rates, the shape of the yield curve, credit risk, prepayment risk, country risk and currency valuations. BlackRock may sell securities when it believes that expected risk-adjusted return is low compared to other investment opportunities and/or to realize capital gains.

ABOUT BLACKROCK. BlackRock Advisors, Inc. ("BlackRock") serves as a Specialist Manager for The Fixed Income II Portfolio. BlackRock, which has managed fixed income assets since 1988 and is a registered investment advisor, is headquartered at 100 Bellevue Parkway, Wilmington, Delaware 19809. For its services to the Portfolio, BlackRock receives a fee, based on the average daily net asset value of that portion of the Portfolio's assets ("BlackRock Account") managed by it, at an annual rate of 0.25% for the first $100 million in such assets, and 0.20% for those assets in excess of $100 million. As of June 30, 2001, BlackRock, together with its asset management affiliates, managed total assets of approximately $213 billion, $24.6 billion of which represent mutual fund assets. BlackRock uses a team approach in managing client portfolios. Keith Anderson provides general oversight to that portion of the assets of The Fixed Income II Portfolio allocated to BlackRock. Rajiv Sobti, Ph.D., and Scott Amero are responsible for making day-to-day investment decisions for the BlackRock Account. Mr. Anderson, who joined BlackRock in 1988, currently serves as Managing Director and Chief Investment Officer for BlackRock and several of its affiliates. Mr. Anderson holds BS and Masters degrees from Nichols College and Rice University, respectively. Mr. Sobti, who joined BlackRock in 1998, currently serves as Managing Director for BlackRock and several of its affiliates. Prior to joining BlackRock, and since 1986, Mr. Sobti was a Managing Director and head of Quantitative Research with Donaldson Lufkin & Jenrette. Mr. Sobti holds a BA degree from St. Stephens College, University of Delhi, an MBA degree from the India Institute of Management, Ahmedabad, and a Ph.D. from the Wharton School of the University of Pennsylvania. Mr. Amero, who joined BlackRock in 1990, also serves as Managing Director for BlackRock and several of its affiliates. Mr. Amero holds a BA degree from

                                                Supplement to 9/25/00 Prospectus
                                             Supplement date: September 18, 2001
                                                                     Page 2 of 3

Harvard University as well as an MBA from New York University. BlackRock is an indirect subsidiary of The PNC Financial Services Group, Inc.

INVESTMENT RISK AND STRATEGIES: RISKS ASSOCIATED WITH INDEX INVESTING. By employing a passive investment or "index" approach, an investor gives up the potential to achieve return in rising markets in excess of the return achieved by the benchmark index in exchange for the assurance that losses experienced in a falling market will be no greater than those experienced by the market as a whole (before taking into account investment expenses, such as brokerage expenses.) An index strategy may also include sector risk. Sector risk is the risk that investors in a particular market sector (e.g. technology or financial services) may be adversely affected by economic trends, new technologies, regulatory developments or other factors that affect companies in that sector. For example, as of the date of this Prospectus, a substantial proportion of the companies represented in the benchmark indices for the Equity Portfolios may be considered "technology companies." As a result, these indices may be disproportionately affected by negative developments in the technology sector. Portfolios that seek to track or replicate such an index would likely be similarly affected. It is intended that the those portions of the Value Equity and Growth Equity Portfolios allocated to SSgA ("Index Accounts") will be invested in all of the securities included in the Russell 1000 Growth Index(R), in the case of The Growth Equity Portfolio, or the Russell 1000 Value Index(R), in the case of The Value Equity Portfolio; securities will be acquired in proportion to their weighting in the relevant index. Under certain circumstances, it may not be possible for an Index Account to acquire all securities included in the relevant index. This might occur, for example, in the event that an included security is issued by one of the Trust's Specialist Managers or if there is insufficient trading activity in an included security for any reason. To the extent that all securities included in the appropriate index cannot be purchased, the Specialist Manager will purchase a representative sample of other included securities in proportion to their weightings. It is anticipated that these investment methods will result in a close correlation between the performance of the Index Accounts and the performance of the relevant index in both rising and falling markets and every effort will be made to achieve a correlation of at least 0.95, before deduction of the expenses associated with the management of the respective Index Accounts and the Portfolio of which they are a part. A correlation of 1.00 would represent a perfect correlation between the performance of an Index Account and the relevant index. Investors should be aware, however, that while use of an index investment may limit an investor's losses (before expenses) to those experienced in the overall securities markets as represented by the relevant index, it is also the case that an investor gives up the potential to achieve return in rising markets in excess of the return achieved by the benchmark index.

INVESTMENT RISK AND STRATEGIES: RISKS ASSOCIATED WITH MORTGAGE-BACKED SECURITIES. The investment objective of The Fixed Income II Portfolio is to achieve above-average return over a market cycle of three to five years. The performance benchmark for this Portfolio is the Lehman Brothers Aggregate Bond Index. Although there is no minimum or maximum maturity for any individual security, the Specialist Manager actively manages the interest rate risk of the Portfolio within a range relative to this benchmark and the effective dollar weighted average portfolio maturity of the Portfolio will generally be over 5 years. The Portfolio may invest more than 50% of its assets in mortgage-backed securities. Investments in these securities are subject to the risk that, if interest rates decline, borrowers may pay off their mortgages sooner than expected. If this occurs, the Portfolio would have to reinvest at lower interest rates. Prepayment rates can also shorten or extend the average life of the Portfolio's mortgage securities (i.e. when interest rates are declining, issuers of securities held by the Portfolio may prepay principal earlier than scheduled.) As a result of this "pre-payment risk, the Portfolio may have to reinvest these prepayments at those lower rates, thus reducing its income. Mortgage-related and asset-backed securities are especially sensitive to prepayment.

                                                Supplement to 9/25/00 Prospectus
                                             Supplement date: September 18, 2001
                                                                     Page 3 of 3